UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 25, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1 Asset Backed Pass-Through Certificates, Series 2005-FLD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

   On October 25, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1
               Asset Backed Pass-Through Certificates, Series 2005-FLD1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   October 28, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on October 25, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
                        STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1         493,039,000.00    457,386,924.12  22,389,680.42     1,455,379.78    23,845,060.20      0.00      0.00     434,997,243.70
A2         313,609,000.00    313,609,000.00           0.00     1,033,254.54     1,033,254.54      0.00      0.00     313,609,000.00
A3           6,749,000.00      6,749,000.00           0.00        22,834.12        22,834.12      0.00      0.00       6,749,000.00
M1          41,494,000.00     41,494,000.00           0.00       143,396.35       143,396.35      0.00      0.00      41,494,000.00
M2          38,303,000.00     38,303,000.00           0.00       133,294.44       133,294.44      0.00      0.00      38,303,000.00
M3          22,875,000.00     22,875,000.00           0.00        80,157.81        80,157.81      0.00      0.00      22,875,000.00
M4          20,747,000.00     20,747,000.00           0.00        74,873.62        74,873.62      0.00      0.00      20,747,000.00
M5          18,087,000.00     18,087,000.00           0.00        65,711.08        65,711.08      0.00      0.00      18,087,000.00
M6          18,087,000.00     18,087,000.00           0.00        66,293.88        66,293.88      0.00      0.00      18,087,000.00
M7          15,427,000.00     15,427,000.00           0.00        62,509.35        62,509.35      0.00      0.00      15,427,000.00
M8          15,427,000.00     15,427,000.00           0.00        64,994.81        64,994.81      0.00      0.00      15,427,000.00
M9          12,768,000.00     12,768,000.00           0.00        58,420.69        58,420.69      0.00      0.00      12,768,000.00
M10         11,704,000.00     11,704,000.00           0.00        68,817.04        68,817.04      0.00      0.00      11,704,000.00
P                  100.00            100.00           0.00       271,301.74       271,301.74      0.00      0.00             100.00
R                    0.00              0.00           0.00             0.00             0.00      0.00      0.00               0.00
TOTALS   1,028,316,100.00    992,664,024.12  22,389,680.42     3,601,239.25    25,990,919.67      0.00      0.00     970,274,343.70
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C        1,063,959,855.98  1,028,306,579.30           0.00     2,348,159.24     2,348,159.24      0.00      0.00   1,005,916,898.88
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
A1        46626LAQ3    927.68913640     45.41158087      2.95185529          48.36343616      882.27755553        A1      3.950000 %
A2        46626LAR1  1,000.00000000      0.00000000      3.29472222           3.29472222    1,000.00000000        A2      4.090000 %
A3        46626LAS9  1,000.00000000      0.00000000      3.38333383           3.38333383    1,000.00000000        A3      4.200000 %
M1        46626LAT7  1,000.00000000      0.00000000      3.45583337           3.45583337    1,000.00000000        M1      4.290000 %
M2        46626LAU4  1,000.00000000      0.00000000      3.48000000           3.48000000    1,000.00000000        M2      4.320000 %
M3        46626LAV2  1,000.00000000      0.00000000      3.50416656           3.50416656    1,000.00000000        M3      4.350000 %
M4        46626LAW0  1,000.00000000      0.00000000      3.60888900           3.60888900    1,000.00000000        M4      4.480000 %
M5        46626LAX8  1,000.00000000      0.00000000      3.63305579           3.63305579    1,000.00000000        M5      4.510000 %
M6        46626LAY6  1,000.00000000      0.00000000      3.66527782           3.66527782    1,000.00000000        M6      4.550000 %
M7        46626LAZ3  1,000.00000000      0.00000000      4.05194464           4.05194464    1,000.00000000        M7      5.030000 %
M8        46626LBA7  1,000.00000000      0.00000000      4.21305568           4.21305568    1,000.00000000        M8      5.230000 %
M9        46626LBB5  1,000.00000000      0.00000000      4.57555529           4.57555529    1,000.00000000        M9      5.680000 %
M10       46626LBC3  1,000.00000000      0.00000000      5.87978811           5.87978811    1,000.00000000        M10     7.299047 %
P         N/A        1,000.00000000      0.00000000          ######              #######    1,000.00000000        P       0.000000 %
TOTALS                 965.32965313     21.77314973      3.50207417          25.27522390      943.55650339
-----------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C         N/A          966.49001701      0.00000000      2.20699985           2.20699985      945.44629031        C       0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
                         Scheduled Principal Payments                                                                    295,891.80
                         Principal Prepayments                                                                        21,913,987.15
                         Curtailments                                                                                    180,584.33
                         Cutailment Interest Adjustments                                                                    -782.86
                         Repurchase Principal                                                                                  0.00
                         Substitution Amounts                                                                                  0.00
                         Net Liquidation Proceeds                                                                              0.00
                         Other Principal Adjustments                                                                           0.00
                         Nonrecoverable Principal Advances                                                                    60.42

Interest Funds:
                         Gross Interest                                                                                6,111,841.61
                         Servicing Fees                                                                                  428,461.07
                         Trustee Fees includes Custodian Fees                                                              4,284.61
                         Nonrecoverable Interest Advances                                                                    938.77

Total Available Remittance Amount                                                                                     28,067,777.16
                         Principal Remittance Amount                                                                  22,389,620.00
                         Interest Remittance Amount                                                                    5,678,157.16

Prepayment Penalties:
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                       40
                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected            5,989,870.14
                         Amount of Prepayment Penalties Collected                                                        271,301.74

Pool Detail:
                         Beginning Number of Loans Outstanding                                                                5,687
                         Ending Number of Loans Outstanding                                                                   5,590

                         Beginning Aggregate Loan Balance                                                          1,028,306,579.30
                         Ending Aggregate Loan Balance                                                             1,005,916,898.88

                         Current Advances                                                                                      0.00
                         Aggregate Advances                                                                                    0.00

                         Weighted Average Net Mortgage Rate                                                               6.62732 %
                         Weighted Average Maturity                                                                              347

                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        67           10,125,074.27                   1.01 %
                                                2 Month                        22            3,400,674.29                   0.34 %
                                                3 Month                         7              448,780.00                   0.04 %
                                                 Total                         96           13,974,528.56                   1.39 %
                                                * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                                 Group 1
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                0-30 days                      67           10,125,074.27                   1.01 %
                                                31-60 days                     22            3,400,674.29                   0.34 %
                                                61-90 days                      7              448,780.00                   0.04 %
                                                 Total                         96           13,974,528.56                   1.39 %
                        Bankruptcies
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              15             1,842,189.26     0.18%

                                                Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                     13
                         Principal Balance of Bankruptcy Loans that are Current                                1,499,189.26
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                           1
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                       252,000.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                          0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                            0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                         1
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                      91,000.00
                         Total Number of Bankruptcy Loans                                                                15
                         Total Principal Balance of Bankruptcy Loans                                           1,842,189.26

                        Foreclosures
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              21           3,255,892.50       0.32%

                                                Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                     0
                         Principal Balance of Foreclosure Loans that are Current                                       0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                          0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                            0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                         0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                           0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                       21
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                  3,255,892.50
                         Total Number of Foreclosure Loans                                                               21
                         Total Principal Balance of Foreclosure Loans                                          3,255,892.50

                        REO Properties
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0               0.00            0.00%

                                                REO Reporting:
                         Number of REO Loans that are Current                                                             0
                         Principal Balance of REO Loans that are Current                                               0.00
                         Number of REO Loans that are 1 Month Delinquent                                                  0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                    0.00
                         Number of REO Loans that are 2 Months Delinquent                                                 0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                   0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                  0.00
                         Total Number of REO Loans                                                                        0
                         Total Principal Balance of REO Loans                                                          0.00

                         Mortgage Loans Payoffs occurred in this distribution

                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1            97           21,913,987.15        2.18%
                                               Total          97           21,913,987.15        2.18%

                        Realized Loss by Group

                        Group Number    Current Loss    Cumulative Loss    Ending Balance    Balance of          Net Liquidation
                                                                                             Liquidated Loans     Proceeds
                                1               0.00            0.00       1,005,916,898.88     0.00                    0.00
                              Total             0.00            0.00       1,005,916,898.88     0.00                    0.00

Loss Detail:

                         Current Realized Losses - Reduced by Recoveries                                               0.00
                         Cumulative Realized Losses - Reduced by Recoveries                                            0.00

                         Current Applied Losses                                                                        0.00
                         Cumulative Applied Losses                                                                     0.00

Trigger Event                                                                                                            NO
                         TEST I - Trigger Event Occurrence                                                               NO
                         (Delinquency % > 34% of of Senior Enhancement Percetage ?)
                         34% of of Senior Enhancement Percetage                                                   8.46898 %
                         OR
                         TEST II - Trigger Event Occurrence                                                              NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                           0.00000 %
                         Required Cumulative Loss %                                                                     0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                      35,642,655.18
                         Ending Overcollateralization Amount                                                        35,642,655.18
                         Ending Overcollateralization Deficiency                                                             0.00
                         Overcollateralization Release Amount                                                                0.00
                         Monthly Excess Interest                                                                     2,352,641.94
                         Payment to Class C                                                                          2,348,159.24

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Interest Carryforward Amount Paid This Period                                                       0.00
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00


                         Interest Carryforward Amount Occured This Period                                                    0.00
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00
Net Wac Reserve Fund Account:
                         Beginning Balance                                                                               1,000.00
                         Additions to the Net Wac Reserve Fund                                                           4,422.28
                         Divident Earnings on the Net Wac Reserve Fund                                                       0.00
                         Withdrawals from the Net Wac Reserve Fund                                                       4,422.28
                         Ending Balance                                                                                  1,000.00


Net Wac Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                               4,422.28

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00


                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                               4,422.28
                         Remaining Interest Carryover Amount
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

Non-Supported Interest Shortfall:
                         Net Prepayment Interest Shortfall Allocated to Class A-1                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class A-2                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class A-3                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-1                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-2                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-3                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-4                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-5                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-6                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-7                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-8                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-9                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-10                                           0.00
                         Net Prepayment Interest Shortfall Allocated to Class C                                              0.00

                         Relief Act Interest Shortfall Allocated to Class A-1                                                0.00
                         Relief Act Interest Shortfall Allocated to Class A-2                                                0.00
                         Relief Act Interest Shortfall Allocated to Class A-3                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-1                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-2                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-3                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-4                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-5                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-6                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-7                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-8                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-9                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-10                                               0.00
                         Relief Act Interest Shortfall Allocated to Class C                                                  0.00
Available Net Funds Cap to Libor Certificates                                                                            6.855847

One-Month LIBOR for Such Distribution Date                                                                               3.830000

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                         Class A-1                                                                                       3.950000
                         Class A-2                                                                                       4.090000
                         Class A-3                                                                                       4.200000
                         Class M-1                                                                                       4.290000
                         Class M-2                                                                                       4.320000
                         Class M-3                                                                                       4.350000
                         Class M-4                                                                                       4.480000
                         Class M-5                                                                                       4.510000
                         Class M-6                                                                                       4.550000
                         Class M-7                                                                                       5.030000
                         Class M-8                                                                                       5.230000
                         Class M-9                                                                                       5.680000
                         Class M-10                                                                                      6.830000

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Deferred Amount Paid This Period                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00
                         Deferred Amount Occured This Period                                                                 0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Deferred Amount
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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